Investor Meeting November 2019

Forward Looking Statements Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representation, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,”“predict,”“potential,”“continue,”“likely,”“will,”“would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, market, political and economic volatility experienced by the U.S. economy or real estate industry as a whole, and the regional and local political and economic conditions in the markets in which our properties are located; competitive business market conditions experienced by our retail tenants and shadow anchor retailers, such as challenges competing with e-commerce channels; our ability to execute on our business strategy and enhance stockholder value; and our ability to manage our debt. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changesinassumptionsorchangesinother factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. The companies depicted in the photographs or otherwise herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with InvenTrust Properties Corp. in any manner. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor there be any sale of securities referred to in this letter, in any jurisdiction in which any such offer, solicitation or sale is not permitted. 2

Meeting Topics o Journey to a Retail Platform o InvenTrust’s 3G Retail Strategy o Company’s Financial Performance o New Dividend Rate & Share Value o New Share Repurchase Program (SRP) & Dividend Reinvestment Plan (DRP) o Thoughts on a Potential Final Liquidity Strategy 3

The Journey to a Retail Portfolio & Stable Platform InvenTrust’s Portfolio & Platform Structure as of 12/31/2012 Portfolio was $12.7 Billion of Diversified Leverage Ratio = Dividend Payout Assets, JVs & Marketable 56% Ratio = 93% Securities These Metrics Correspond with Pre-Recession Non-Traded REIT Strategy 4

The Journey to a Retail Portfolio & Stable Platform  $460 million apartment portfolio sale to 2013  Completed $1.8 billion sale of net lease (non-core) assets to Completed a $395 million, or 6.7% of outstanding shares, modified “Dutch  Auction” tender offer. $1.1 billion sale of select service lodging portfolio to joint venture  2014 between Internalized management for no cost, eliminating asset management and  other sponsor fees. = liquidity opportunity for stockholders 5

The Journey to a Retail Portfolio & Stable Platform  Spin-off & listing of Xenia on the NYSE 2015 Implemented new branding as a pure-play retail REIT and changed name to InvenTrust  Properties Spin-off of “non-core” assets into Highlands REIT, Inc. Highlands is a stand-alone,  independent, non-traded REIT.  Sale of student housing platform for gross sales price of $1.4 billion 2016 Started Board of Directors refresh - added 3 new Board members with retail and/or real  estate experience Completed a $240 million, or 10% of outstanding shares, modified “Dutch Auction”  tender offer. = liquidity opportunity for stockholders 6

The Journey to a Retail Portfolio & Stable Platform  Initiated 3G Retail Portfolio Strategy  3% increase in distribution rate 2017  Addition of 2 new Board members with retail and/or real estate experience  3% increase in distribution rate 2018 Completed a $100 million, or 6% of outstanding shares, modified “Dutch Auction”  tender offer.  3% increase in distribution rate 2019 Announced Share Repurchase Program & Dividend Reinvestment Plan & another 3%  distribution rate increase = liquidity opportunity for stockholders 7

InvenTrust’s Retail Portfolio Our 3G ApproachStrategy Brings Less Risk & A More Stable Share Value GEOGRAPHY • Focus portfolio in Sun Belt markets with attractive demographics - growing population and household incomes • Reduced number of markets in portfolio to improve operational efficiencies & market knowledge GROCERY • Focus portfolio on centers with top groceries in each market • Main component driving foot traffic & customers to center • Property values for grocery-anchored centers have been more stable than other retail assets (i.e. – malls) GROWTH • Maximizing the growth potential of an asset through leasing, redevelopment and expense management • Increasing income from our assets should lead to increased distributions and value for shareholders The Right Retail Assets in the Right Markets with the Best Grocers 8

3G Portfolio Strategy GEOGRAPHY 9

IVT’s Retail Portfolio in 2015 40+ Markets Across the Country / Fewer Field Offices 1 10

Sun Belt Focused Portfolio 1 11

Portfolio Located in High Growth Markets By strategically targeting Sun Belt markets expecting significant near-term population and job growth, InvenTrust expects to have a sizeable advantage to capture future demographic shifts. Estimated Portfolio Population & Job Growth (’19 -’23) 8.0% IVT Peers 7.1% 7.0% 6.3% 6.0% 5.6% 5.0% 4.3% 4.0% 3.0% Peers Peers 2.0% 1.0% 0.0% Population Growth Job Growth 12

3G Portfolio Strategy GROCERY 13

The Right Retail to Own Neighborhood or Community Center A property below 250,000 square feet that contains a grocer. = not owned by IVT A brand of 14

The Wrong Retail to Own Mall (which InvenTrust doesn’t own) A center that is much larger, with usually 4 or more large anchor spaces and is normally enclosed. Vacant 15

The Power Center Dilemma Traditional Power Center 1 Credit Risk = not owned by Power Center landlord  400,000 square feet of retail space  Multiple anchors not owned by InvenTrust  Unfavorable leasing terms if an anchor leaves the center 16

Disposition Rationale for Power Centers Valuation Impact From Vacant Anchor Space & Declining Income In ‘000s $32,300 1 Net Operating Income Value of Property $12,900 $2,823 $1,416 2018 2022 17

Eliminating Risk from the Portfolio Property Net Operating Income vs. Property Valuation Scenario Selling One Large Power Center • Property Generates $7.5 million of Net Operating Income • Cap Rate of 7.5% • Property Valuation = $100 million Reinvesting Proceeds Acquiring Two Grocery-Anchored Centers • One Property Generates $3 million of Net Operating Income • One Property Generates $2 million of Net Operating Income • Each Property has a Cap Rate of 5.0% Investing in• Grocery-AnchoredProperty Valuation for Centers:Both Assets = $100 million • Eliminates Power Center Vacancy Risk • Maintains a Stable Share Value for IVT 18

Portfolio Evolution to Grocery Anchored Assets By Net Operating Income 12/31/2015 09/30/2019 Strip Center Grocery - No Grocer Anchored Grocery 8% 57% Anchored 27% Power Center - No Grocer 84% 71% 21% Grocery Grocery 1 Anchored Anchored 1 Power Center Power with Grocer Power Center - No Center with 27% Grocer Grocer 44% 19

Essential Retail. Smart Locations.


Kroger
WHOLE FOODS MARKET
Harris Teeter

Recent Acquisitions – Upgrading the Portfolio


COSTCO
STOP


MARKET STREET


TRADER JOE'S

Southern Palm Crossing
Royal Palm Beach, FL

- Annualized Base Rent per SF - $21.64
- Costco anchored
- 95% occupied
- 3-mile Avg. HH Income - $103,700
- 3-mile Population – 76,000

Eldorado Marketplace
Frisco, TX

- Annualized Base Rent per SF - $21.94
- Market Street anchored
- 96% occupied
- 3-mile Avg. HH Income - $155,700
- 3-mile Population – 74,400
- Grocer Sales per SF - $590

Travilah Square
Rockville, MD

- Annualized Base Rent per SF - $47.01
- Trader Joe's anchored
- 73% occupied
- 3-mile Avg. HH Income - $162,000
- 3-mile Population – 115,800

- *Household Income National Average = ~$59,000*
- *Average Grocer Sales per SF = ~$475*

InvenTrust Properties

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3G Portfolio Strategy GROWTH 21

Completed Capital Recycling Impact InvenTrust has significantly improved the quality of its portfolio and operations with over $3.5 billion of transaction volume since embarking on our capital recycling efforts in 2015. Acquisitions Dispositions completed completed since 2015 since 2015 32 73 #Properties Gross Leasable Area 1 5.8 million 11.0 million Value of Transactions $2.0 billion $1.6 billion Occupancy 2 95% 90% Annualized Base Rent per Square Foot 3 $20.44 $14.09 Improving Average Household Income $113,000 $84,000 Improving Population Density 81,000 73,000 22

Balance Sheet Will Support Future Growth Balance Sheet Metrics as of 09/30/191 Peers Available Unsecured Debt $350 million - Net Debt to EBITDA 4.3x 5.0x to 7.9x Leverage Ratio (Debt / Gross Asset Value) 23% Average ~37% Weighted Average Interest Rate 3.48% - Distribution Rate on NAV 2.35% 3.3% to 6.0% 2019F Dividend AFFO Payout Ratio 64% 72% to 100+% InvenTrust Capital Structure Fixed Rate Debt Variable 12% Rate Debt 11% Variable Debt 5% Unencumbered2 77% 23

Stable Platform = Increasing $0.078 Distributions $0.0759 $0.076 $0.0737 $0.074 $0.072 $0.0716 $0.070 $0.0695 $0.068 $0.0675 $0.066 $0.064 $0.062 2016 2017 2018 2019 2020 Fourth Consecutive Annual Increase in IVT’s Distribution Rate The increases in the distribution rate underscores the confidence that the Board has in our portfolio and business plan 24

IVT’s Estimated Share Value History $3.40 Stable Estimated Share Value Over Last 4 Years $3.30 $3.29 $3.20 $3.14 $3.14 $3.14 $3.10 $3.00 2016 2017 2018 2019 25

Portfolio Strategy is Producing Results 2019 Year-Over-Year Same-Property Values Values in millions 2019 2018 Change Same-Property Community & Neighborhood $1,265 $1,259 +$6 Centers Value Same-Property Power Centers with a Grocer Value $750 $734 +$16 Same-Property Power Centers no Grocer Value $465 $491 -$26 26

Essential Retail. Smart Locations.


Kroger

InvenTrust – A Unique Retail Platform

The Right Properties in the Right Markets with the Right Balance


Kroger

Focused Portfolio In Sun Belt Markets

- Concentrated portfolio in ~15 Sun Belt markets with superior demographics
- Fewer markets, with additional properties = operational efficiencies


SAFEWAY

Premier Grocery-Anchored Assets

- $3.3 Billion Retail REIT [1] / 68 Open-Air Retail Centers
- IVT's portfolio occupancy is 96% [2]


Ralphs

Simple & Flexible Balance Sheet Providing Growth Opportunities

- Maintain Low Loan to Value (Currently at 23% / Peers Close to 40%)
- Long-Term Target Same-Property NOI growth 2% to 3%

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Strategy Moving Forward o Focus and drive value as a grocery-anchored retail platform. o Continue to evaluate disposition opportunities & execute on acquisition strategy o Maintain our capital structure flexibility. o Continue to improve public company readiness and monitor market conditions for potential final liquidity event 28

Essential Retail. Smart Locations.



Experienced Board of Directors



Paula J. Saban (2004)
Chairperson
25+ years of banking & financial services experience, including Bank of America



Thomas Glavin (2007)
CPA with over 30 years of accounting & 20 years of real estate experience



Tom McGuinness (2015)
President & CEO since 2014



Julian Whitehurst (2016)
CEO of National Retail Properties with over 30 years of retail real estate experience



Michael Stein (2016)
40 years of public accounting experience including prior CFO positions with Nordstrom & Marriott



Scott Nelson (2016)
35 years of retail and real estate experience, including 21 years with Target Corporation



Stuart Aitken (2017)
15+ years of extensive retail & consumer data analytics experience. Currently Group SVP with Kroger.



Amanda Black (2018)
15+ years of comprehensive real estate & banking experience. Currently Managing Director & Regional Portfolio Manager at Jaguar Listed Property.

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New SRP & DRP Programs Announced • Announcing November 1st, SRP will become active December 1st • To be eligible for any of the SRP categories, you must be a Qualifying shareholder. • SRP categories: • Category 1 – Death of a shareholder registered on an InvenTrust account. • Category 2 - Classified disability or the determination of incompetence of a shareholder on an InvenTrust account. • Category 3 – An investor in need of a Required Minimum Distribution (“RMD”) out of an IRA investment account. • Category 4 – All other Qualified shareholders will be eligible to participate in this category. • The money for the SRP will come from funds raised through the quarterly DRP process, with an additional $20 million provided by InvenTrust at the outset of the program. • Shares will be repurchased for all SRP categories at a 25% discount to our current estimated share value. This means that today, the repurchase value would be $2.355 per share. • Shareholders registering for the DRP will receive new shares of InvenTrust in the amount equal to the cash value they would have received from their quarterly cash distribution. DRP shares will be purchased at a 25% discount to the Company’s current estimated share value of $3.14 or $2.355 per share. Dividend rate = 3.2% on DRP shares. 30

Q&A 31

appendix 32

Essential Retail. Smart Locations.



Footnotes

Page 11
1. As of September 30, 2019. Excludes NOI from recent acquisitions.
2. Southern California includes Los Angeles, Riverside/San Bernardino/Ontario (Inland Empire) and San Diego. Denver includes Fort Collins and Colorado Springs. Tampa/St. Petersburg includes Sarasota & Punta Gorda. DC Metro includes Richmond.

Page 12
1. Data per Green Street. Peers – REG, ROIC, KIM, WRI, FRT, BRX, RPAI

Page 20
1. NOI percentages include shadow-anchored grocery store tenants. Walmart, Target and warehouse clubs are considered grocers, regardless of whether the box is owned by the REIT or shadow anchored.

Page 23
1. GLA includes ground lease square footage.
2. Occupancy is as of September 30, 2019, or as of the date of sale, and excludes ground and specialty leases.
3. ABR is annualized base rent as of September 30, 2019, or as of date of sale, divided by economic occupied square footage. Ground and specialty leases are excluded. ABR calculation excludes GAAP entries.

Page 24
1. Gross asset value includes (a) wholly owned retail properties, (b) properties owned by IAGM at share, (c) CDH CDO LLC and Concord Debt Holdings LLC, and (d) cash.
2. Percentage of unencumbered assets is estimated unencumbered asset value divided by gross asset value.

Page 26
1. ABR is annualized base rent as of September 30, 2019 divided by economic occupied square footage. Ground and specialty leases are excluded. ABR calculation excludes GAAP entries.
2. Debt / Gross Asset Value (Gross asset value includes (a) wholly owned retail properties, (b) properties owned by IAGM at share, (c) CDH CDO LLC and Concord Debt Holding, LLC, and (d) cash

Page 29
1. Includes (a) wholly owned retail properties, (b) 100% of value related to IAGM Retail Fund I, LLC ("IAGM"), our joint venture with PGGM Private Real Estate Fund, (c) CDH CDO LLC and Concord Debt Holdings LLC, and (d) cash.
2. Occupancy is as of September 30, 2019 and includes ground and specialty leases.

InvenTrust Properties

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